Exhibit 10.1

PROMISSORY NOTE

$1,500,000.00	July 16, 2015

FOR VALUE RECEIVED, the undersigned, Art’s-Way Manufacturing Co., Inc., a Delaware corporation (“Borrower”), whose address for purposes of this Promissory Note (“Note”) is 5556 Highway 9, Armstrong, Iowa 50514, promises to pay to the order of U.S. Bank National Association (“Lender”), whose address for purposes of this Note is 405 Main Street, Ames, Iowa 50010, the sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 (51,500,000.00), together with interest on the principal balance of this Note at the Interest Rate (as defined in Par. 2 herein) in the amounts and in the manner set forth herein.

1.     TERM. The term of this Note shall commence on July 16, 2015 (the “Commencement Date”) and shall mature on May 1, 2016 (the “Maturity Date”).

2.     INTEREST. This Note shall accrue interest at a variable rate per annum equal to the prime rate announced by Lender and in effect from time to time (the “Interest Rate”), and shall commence on the Commencement Date. Notwithstanding, the Interest Rate under this Note shall not be less than three and five-tenths of a percent (3.5%) per annum. Interest on this Note shall be calculated on the basis of a 360-day year, counting each day as 1130th of a month, and each month as 1/12th of a year.

3.     DRAW FEATURE; DRAW CONDITIONS. Except as expressly provided herein, Lender shall make available to Borrower one or more Advances (as defined herein) during the period that begins on the Commencement Date and which ends on May 1, 2016, in an aggregate amount not to exceed the principal amount of this Note. As a condition to the disbursement of any Advance, Borrower shall, at least two (2) Business Days (as defined herein) prior to the requested disbursement date, deliver to Lender a written notice (the “Borrowing Notice”) setting out (a) that no default has occurred and is continuing; (b) the amount of the Advance (the “Advance Amount”); (c) the date on which the Advance is to be disbursed (the “Advance Disbursement Date”); (d) a copy of the Dealer’s Note related to the Advance (each, a “Dealer’s Note”); (e) a copy of the Security Agreement that secures the applicable Dealer’s Note (each, a “Dealer’s Security Agreement”); and (f) an identification of the equipment financed under the applicable Dealer’s Note. Upon receipt of the Borrowing Notice, Lender shall make available to Borrower on the Advance Disbursement Date the amount set out in the Borrowing Notice in immediately available funds.

For purposes of this Note, (i) the terms “Advance” or “Advances” shall mean each and every disbursement made hereunder by Lender to Borrower, (ii) the terms “Business Day” or “Business Days” shall mean a day other than Saturday, Sunday, or other day on which commercial banks in Ames, Iowa are authorized or required by law to close; and (iii) and the term “Advance Maturity Date” shall mean, with respect to each Advance, the earlier to occur of the date that is nine (9) months after the Advance Disbursement Date, the Maturity Date, or the date of the sale to a third party of the equipment identified in the Borrowing Notice related to each applicable Advance.

Lender is authorized to record on the grid attached hereto as Exhibit 1 each Advance made to Borrower and each payment or prepayment thereof. The entries made by Lender shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, however, that the failure of Lender to record such payments or prepayments, or any inaccuracy therein, shall not in any manner affect the obligation of Borrower to repay (with applicable interest) the Advances in accordance with the terms of this Note.

4.     PAYMENT. Payments under this Note shall be made in the following manner:

(i)

Monthly, interest-only payments in amounts to be determined by Lender based on the then unpaid principal balance due under this Note and the Interest Rate shall be paid by Borrower to Lender on the 15th day of each month commencing August 15, 2015 and continuing to and until the Maturity Date;

(ii)	With respect to each Advance, the entire Advance Amount shall be paid by Borrower to Lender on the Advance Maturity Date.

(iii)	The entire remaining principal balance and accrued and unpaid interest under this Note shall be due and payable in full on the Maturity Date; and

(iv)

Any payment accruing under the provisions of this Note which may be due Lender which shall not be paid within ten (10) days after the date when due shall bear interest at ten percent (10%), per annum (the “Default Rate”).

Unless otherwise agreed or required by law, payments will be first applied to fees and expenses, including attorney fees, due to Lender hereunder, then unpaid interest, and any remaining amount to principal. Borrower may prepay the principal balance, in whole or in part, at any time without premium or penalty upon three (3) business days’ prior notice to Lender.

5.     DEFAULT. Borrower and this Note shall be in default upon the occurrence of any of the following: (a) Borrower fails to make any payment when due; (b) Borrower becomes insolvent; a receiver is appointed for any part of Borrower’s property and such receiver has not been removed or discharged within thirty (30) days of its appointment; Borrower makes an assignment for the benefit of creditors; or any proceeding is commenced either by or against Borrower under any bankruptcy or insolvency laws and such proceeding has not been vacated, discharged or stayed within thirty (30) days of the commencement of the proceeding; (c) a default or an event of default occurs under any document given to secure or guaranty this Note; (d) Borrower fails to provide Lender with an original Dealer’s Note within five (5) Business Days after an Advance Disbursement Date; or (e) Borrower fails to provide Lender, within five (5) Business Days after an Advance Disbursement Date, with adequate documentation related to the perfection of any and every security interest or lien created in favor of Borrower pursuant to a Dealer Security Agreement with respect to the equipment identified in the Borrowing Notice.

6.     SECURITY. This Note is secured by the following:

(i)

Pledge Agreement dated June I, 2014 between Ohio Metal Working Products/Art’s-Way, Inc. (“Ohio Metal”), as Assignor therein, and Lender (“Pledge Agreement-1”) (a copy of Pledge Agreement-I is attached hereto as Exhibit A and by this reference incorporated herein as if fully set forth);

(ii)

Pledge Agreement dated May 1, 2013 between Art’s-Way Vessels, Inc. (“Vessels”), as Assignor therein, and Lender (“Pledge Agreement-2”) (a copy of Pledge Agreement-2 is attached hereto as Exhibit B and by this reference incorporated herein as if fully set forth);

(iii)

Pledge Agreement dated May 1, 2013 between Art’s-Way Scientific, Inc. (“Scientific”), as Assignor therein, and Lender (“Pledge Agreement-3’’) (a copy of Pledge Agreement-3 is attached hereto as Exhibit C and by this reference incorporated herein as if fully set forth);

(iv)

Pledge Agreement dated May 1, 2013 between Universal Harvester by Art’s-Way, Inc. (“UHAW”), as Assignor therein, and Lender (“Pledge Agreement-4”) (a copy of Pledge Agreement-4 is attached hereto as Exhibit D and by this reference incorporated herein as if fully set forth);

(v)

Business Security Agreement dated May 1, 2013 between Borrower, as Debtor therein, and Lender, as Bank therein (“Security Agreement-1”) (a true and accurate copy of Security Agreement-1 is attached hereto as Exhibit E and by this reference incorporated herein as if fully set forth);

(vi)

Business Security Agreement dated May 1, 2013 between Vessels, as Debtor therein, and Lender, as Bank therein (“Security Agreement-2”) (a true and accurate copy of Security Agreement-2 is attached hereto as Exhibit F and by this reference incorporated herein as if fully set forth);

(vii)

Business Security Agreement dated May 1, 2013 between Scientific, as Debtor therein, and Lender, as Bank therein (“Security Agreement-3”) (a true and accurate copy of Security Agreement-3 is attached hereto as Exhibit G and by this reference incorporated herein as if fully set forth);

(viii)

Business Security Agreement dated May 1, 2013 between UHAW, as Debtor therein, and Lender, as Bank therein (“Security Agreement-4”) (a true and accurate copy of Security Agreement-4 is attached hereto as Exhibit H and by this reference incorporated herein as if fully set forth);

(ix)

Business Security Agreement dated October 25, 2013 between Ohio Metal, as Debtor therein, and Lender, as Bank therein (“Security Agreement-5”) (a true and accurate copy of Security Agreement-5 is attached hereto as Exhibit I and by this reference incorporated herein as if fully set forth);

(x)

Continuing Guaranty (Unlimited) dated May 1, 2013 between Vessels, as Guarantor therein, and Lender (“Guaranty-1”) (a copy of Guaranty-1 is attached hereto as Exhibit J and by this reference incorporated herein as if fully set forth);

(xi)

Continuing Guaranty (Unlimited) dated May 1, 2013 between Scientific, as Guarantor therein, and Lender (“Guaranty-2”) (a copy of Guaranty-2 is attached hereto as Exhibit K and by this reference incorporated herein as if fully set forth);

(xii)

Continuing Guaranty (Unlimited) dated May 1, 2013 between UHAW, as Guarantor therein, and Lender (“Guaranty-3”) (a copy of Guaranty-3 is attached hereto as Exhibit L and by this reference incorporated herein as if fully set forth);

(xiii)

Continuing Guaranty (Unlimited) dated October 25, 2013 between Ohio Metal, as Guarantor therein. and Lender (“Guaranty-4”) (a copy of Guaranty-4 is attached hereto as Exhibit M and by this reference incorporated herein as if fully set forth); and

(xiv)

Collateral Assignment of Dealer’s Notes and Security Agreements of even date herewith between Borrower, as Company therein, and Lender (the “Assignment”) (a copy of the Assignment is attached hereto as Exhibit N and by this reference incorporated herein as if fully set forth).

7.     LATE FEES. In the event that any payment required to be made pursuant to this Note is not made on or before ten (10) days from the date same is due, and if Lender shall not have theretofore declared a default hereunder, a late charge of five cents ($.05) for each dollar ($1.00) so overdue shall become immediately due and payable as liquidated damages for defraying expenses incident to handling such delinquent payment and by reason of failure to make prompt payment, and the same shall be deemed to be evidenced by this Note. In the event of the failure of Borrower to pay any such late charge within ten (10) days after demand, then the unpaid principal balance and accrued interest shall, at the option of Lender, become immediately due and payable without further notice and demand, such notice and demand being expressly waived, but in such event said late charge shall be voided and shall not be payable by Borrower nor receivable by Lender and the Default Rate interest shall be applicable.

8.     ACCELERATION. Time is of the essence hereof and it is expressly agreed that should default be made in the payment of any installment of principal or interest more than ten (10) days of the date when due under this Note, or if any other default shall occur, then the entire unpaid principal balance and accrued interest shall, at the option of Lender, become immediately due and payable, without further notice and demand, such notice and demand being expressly waived, anything contained herein or in any instrument now or hereafter securing this Note to the contrary notwithstanding. Said option shall continue until all such defaults have been cured.

9.     ATTORNEY’S FEES. Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce Lender’s rights hereunder or under any instrument securing payment hereof, whether suit be brought or not, Borrower will pay to Lender its reasonable attorneys’ fees and all court costs and other expenses incurred in connection therewith.

10.   WAIVERS. Borrower and all other persons who may become liable for all or any part of this obligation severally waive demand, presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, or release of any party liable for payment of this obligation. Any such extension or release may be made without notice to any party and without discharging said party’s liability hereunder.

11.     NO WAIVER. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and then, only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

12.     REMEDIES. The remedies of Lender, as provided herein and in the documents hereinabove referenced, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

13.     USURY. All agreements between Borrower and Lender as contained in this Note are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceeds the highest lawful rate of interest permissible under the laws of the State of Iowa. If, from any circumstances whatsoever, fulfillment of any provision of this Note or any other document securing the indebtedness, at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of Iowa; and if for any reason whatsoever Lender shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal indebtedness hereunder (whether or not then due and payable) and not to the payment of interest.

14.     NOTICE. Any notice or demand to be given under this Note (a “Notice”) shall be in writing and may be given by personal delivery, by facsimile transmission, by Electronic Transmission, by a nationally recognized overnight delivery service, or by United States mail, postage prepaid, sent certified or registered, and addressed to the addresses set forth herein, or to such other address as either party may hereafter designate in writing. A Notice shall be effective on receipt or refusal if by personal delivery or Electronic Transmission, the first business day after the deposit of such Notice with an overnight courier service by the time deadline for next business day delivery if by commercial courier and the earlier of actual receipt or refusal (which shall include a failure to respond to notification of delivery by the U.S. Postal Service) or three (3) business days following mailing if sent by U.S. Postal Service mail. By Notice complying with the foregoing, each party may from time to time change the address to be subsequently applicable to it for the purpose of the foregoing.

For purposes of this Note, “Electronic Transmission” means any process of communication not directly involving the physical transfer of paper that is suitable for the retention, retrieval, and reproduction of information by the recipient.

15.     MISCELLANEOUS. This Note may not be amended or modified except by written agreement signed by Borrower and Lender. This Note shall be governed by and construed in accordance with the laws of the State of Iowa. The terms of this Note are severable, and if any provision, or the application of any provision shall be declared invalid or unenforceable, the remaining provisions and all other applications of such provisions shall remain in full force and effect, and shall not be impaired in any way. Any suit, action or proceeding arising out of or relating to this Note, or any action or proceeding to execute on or otherwise enforce any judgment arising out of an event of default or other default under this Note may be brought by Lender in the applicable federal district court or in the state court having jurisdiction for Story County, Iowa. Whenever used herein, the singular number shall include the plural, the plural the singular, and the words “Borrower” or “Lender” shall be deemed to include their successors and assigns.

THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. BORROWER MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

Borrower acknowledges receipt of a copy of this Note at the time of its execution.

IN WITNESS WHEREOF, Borrower has executed this Note on the date set forth above.

ART’S-WAY MANUFACTURING CO., INC., Borrower

By:           /s/ Carrie Majeski

Carrie Majeski, President & CEO

STATE OF IOWA, COUNTY OF STORY, SS:

This record was acknowledged before me on this 16th day of July, 2015, by Carrie Majeski, as the President of Art’s-Way Manufacturing Co., Inc.

/s/ Brooke J Brewington

Notary Public in and for the State of Iowa

My commission expires March 29, 2016